EXHIBIT 99.2

AMENDMENT No. 1, WAIVER AND AGREEMENT dated as of August 2, 2005 (this “Amendment”), to the CREDIT AGREEMENT dated as of January 10, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MAC-GRAY CORPORATION (the “Parent Borrower”), MAC-GRAY SERVICES, INC. (“Services”), INTIRION CORPORATION (together with Services and the Parent Borrower, the “Borrowers”), the lenders (the “Lenders”) from time to time party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, KEYBANK NATIONAL ASSOCIATION, as Syndication Agent, and HSBC BANK USA, N.A., WACHOVIA BANK NATIONAL ASSOCIATION and BANK NORTH, N.A., as Co-Documentation Agents.

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein; and

WHEREAS, the Borrowers have requested that the Lenders waive and amend certain provisions of the Credit Agreement as set forth in this Amendment and the Lenders whose signatures appear below are willing to waive and amend such provisions of the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement as amended hereby.

SECTION 2.  Amendments to Section 1.01.  (a)  The following new definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Cumulative Net Income Amount” shall mean, at any time, an amount equal to (a) the product of (i) Consolidated Net Income for the period (taken as one accounting period) commencing July 1, 2005, to the end of the most recently completed fiscal quarter for which financial statements are delivered pursuant to Section 5.01 and (ii) 0.50, minus (b) the aggregate amount of such Consolidated Net Income that has been utilized, or committed to be utilized during such period, prior to such time to pay dividends in respect of Equity Interests of the Parent Borrower pursuant to Section 6.08(a)(v).

“Senior Notes” means (a) the 7.625% senior notes due 2015 issued by the Parent Borrower on the Effective Date and (b) any substantially identical senior notes that are registered under the Securities Act of 1933, as amended, and issued in exchange for the senior notes described in clause (a) of this definition.

“Senior Notes Documents” means the Senior Notes Indenture, the indenture or indentures under which the Senior Notes Refinancing Indebtedness is issued, all side letters, instruments, agreements and other documents evidencing or governing the Senior Notes or any Senior Notes Refinancing Indebtedness, providing for any Guarantee or other right in respect thereof, affecting the terms of the foregoing or entered into in connection therewith and all schedules, exhibits and annexes to each of the foregoing.

“Senior Notes Indenture” means the Indenture dated as of August 16, 2005, among the Parent Borrower, the Subsidiaries listed therein and Wachovia Bank, National Association, as trustee, in respect of the Senior Notes.

“Senior Notes Refinancing Indebtedness” shall mean any Indebtedness issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund (collectively, to “Refinance”), the Senior Notes being Refinanced (or previous refinancings thereof constituting Senior Notes Refinancing Indebtedness), provided that (a) the principal amount of such Senior Notes Refinancing Indebtedness does not exceed the principal amount of the Indebtedness so Refinanced (plus unpaid accrued interest and premium thereon and underwriting discounts, fees, commissions and expenses), (b) the average life to maturity of such Senior Notes Refinancing Indebtedness is greater than or equal to that of the Indebtedness being Refinanced, (c) the terms of such Senior Notes Refinancing Indebtedness are not less favorable, in any material respect, to the Lenders and the Borrowers than the terms of the Senior Notes and (d) no Senior Notes Refinancing Indebtedness shall have obligors that are not Loan Parties hereunder, or greater guarantees, than the Indebtedness being Refinanced.

“Senior Secured Debt” means, as of any date, the aggregate principal amount of Total Funded Debt at such date that consists of, without duplication, (a) Term Loans, (b) Revolving Exposures and (c) Indebtedness secured by a Lien, provided that for purposes of clauses (b) and (c) above, the term “Senior Secured Debt” shall not include contingent obligations of the Parent Borrower or any Subsidiary as an account party in respect of any letters of credit unless such letter of credit supports an obligation that constitutes Indebtedness.

“Senior Secured Leverage Ratio” means, on any date, the ratio of (a) Senior Secured Debt as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Parent Borrower and the Subsidiaries ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Parent Borrower most-recently ended prior to such date).

(b)  The definition of the term “Change in Control” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “or” at the end of clause (a) and substituting the text “,” therefor and by inserting the text “or (c) the occurrence of a “Change of Control”, as defined in any Senior Notes Document” at the end of clause (b).

(c)  The definition of the term “Consolidated Cash Flow” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the text “and” at the end of clause (ii) and substituting the text “,” therefor and by inserting the text “and (iv) Restricted Payments paid during such period” at the end of clause (iii).

SECTION 3.  Amendment of Section 1.05.  Section 1.05 of the Credit Agreement is hereby amended by inserting “, Senior Secured Leverage Ratio” immediately after the text “Funded Debt Ratio”.

SECTION 4.  Amendment of Article VI of the Credit Agreement.  (a)  Amendment of Section 6.01.

(i)  Section 6.01(a)(iv) of the Credit Agreement is hereby amended by (A) deleting the text “and” at the end of subclause (B) and substituting the text “,” therefor and (B) by inserting the following text at the end of subclause (C):

and (D) neither the Senior Notes nor any Senior Notes Refinancing Indebtedness shall be Guaranteed by any Subsidiary, unless such Subsidiary is a Loan Party that has Guaranteed the Obligations pursuant to the Collateral Agreement

(ii)  Section 6.01(a)(v) of the Credit Agreement is hereby amended by deleting the amount “$5,000,000” and substituting in lieu therefor the amount “$10,000,000”.

(iii)  Section 6.01(a) of the Credit Agreement is hereby amended by deleting the text “and” at the end of subclause (ix) and inserting the following text immediately before the period in subclause (x):

; and

(xi) (A) the Senior Notes in an aggregate principal amount not to exceed $225,000,000 and (B) Senior Notes Refinancing Indebtedness

(b)  Amendment of Section 6.02.  Section 6.02(v) of the Credit Agreement is hereby amended by deleting the amount “$5,000,000” and substituting in lieu therefor the amount “$10,000,000”.

(c)  Amendment of Section 6.04.  Section 6.04(b) of the Credit Agreement is hereby amended by deleting the text “shall not exceed $12,000,000 in any fiscal year and $20,000,000 in the aggregate plus” and substituting the text “shall not exceed $40,000,000 for any period of four consecutive fiscal quarters and $80,000,000 in the aggregate plus” therefor.

(d)  Amendment of Section 6.05.  Section  6.05(h) of the Credit Agreement is hereby amended by deleting the amount “$500,000” and substituting in lieu therefor the amount “$1,000,000”.

(e)  Amendment of Section 6.08.  Section 6.08(a) of the Credit Agreement is hereby amended by (i) deleting the text “and” at the end of subclause (iii) and substituting the text “,” therefor and (ii) by inserting the following text immediately before the period in subclause (iv):

and (v) at any time on or after October 1, 2006, the Parent Borrower may declare and pay dividends in an aggregate amount not to exceed the Cumulative Net Income Amount at the time of such payment

(f)  Amendment of Section 6.10.  Section 6.10 of the Credit Agreement is hereby amended by adding the clause designator “(A)” after the text “imposed by” in clause (iv) of the proviso thereof and inserting the following text before the text “and” at the end of such clause (iv):

or (B) any Senior Notes Documents

(g)  Amendment of Section 6.11.  Section 6.11 of the Credit Agreement is hereby amended by (i) deleting the text “or” at the end of clause (a) and substituting the text “,” therefor and (ii) by inserting the following text immediately before the period of such Section:

or (c) any Senior Notes Documents

(h)  Amendment of Section 6.13.  Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 6.13.  Funded Debt Ratio.  As of the end of each fiscal quarter of the Parent Borrower, the Parent Borrower will not permit the Funded Debt Ratio to exceed 4.25 to 1.00.

(i)  Amendment of Section 6.14.  Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 6.14. Consolidated Cash Flow Coverage Ratio.  As of the end of each fiscal quarter of the Parent Borrower, the Parent Borrower will not permit the Consolidated Cash Flow Coverage Ratio as of each date set forth below to be less than the ratio set forth opposite such date:

Date	Ratio

September 30, 2005	1.10 to 1.00

December 31, 2005	1.10 to 1.00

March 31, 2006	1.10 to 1.00

June 30, 2006	1.10 to 1.00

September 30, 2006	1.10 to 1.00

December 31, 2006 and thereafter	1.25 to 1.00

(j)  Addition of Section 6.15.  Article VI of the Credit Agreement is hereby amended by adding the following Section at the end thereof:

SECTION 6.15. Senior Secured Leverage Ratio.  The Parent Borrower shall not permit the Senior Secured Leverage Ratio on the last day of any fiscal quarter ending on or after September 30, 2005, to be in excess of 2.00 to 1.00.

SECTION 5.  Waiver.  The Required Lenders hereby waive compliance by the Borrowers with the provisions of Section 6.06 of the Credit Agreement to the extent, but only to the extent, necessary to permit Services to rent or lease the Cambridge Property at any time during the period commencing on and including the date of Services’s sale or transfer of such property and ending on June 30, 2007.

SECTION 6.  Agreement.  The Parent Borrower agrees that it shall apply all Net Proceeds received from the issuance of the Senior Notes on the Amendment Effective Date (as defined below) first, to prepay all Term Loans outstanding on such date and second, to prepay any Revolving Loans outstanding on such date (without a corresponding reduction in the Revolving Commitments).

SECTION 7.  Representations and Warranties.  Each of the Loan Parties represents and warrants to the Administrative Agent and to each of the Lenders that:

(a)  This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms.

(b)  After giving effect to this Amendment, the representations and warranties of the Parent Borrower and the Subsidiaries in the Loan Documents (i) to the extent any such representation or warranty is modified or qualified based on the terms “materially” or “material” or by reference to the term “Material Adverse Effect”, are true and correct in all respects and (ii) to the extent such representation or warranty is not so modified or qualified, are true and correct in all material respects, in each case, on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

(c)  Immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 8.  Amendment Fee.  In consideration of the agreements of the Lenders contained herein, the Borrowers agree to pay to each Lender that delivers an executed counterpart of this Amendment by 5:00 p.m., New York City time, on August 2, 2005, an amendment fee (the “Amendment Fee”) in an amount equal to 0.075% of such Lender’s Revolving Commitment as of the Amendment Effective Date (as defined below), provided that such Amendment Fee shall not be payable unless and until this Amendment becomes effective as provided in Section 9 below and upon such effectiveness such Amendment Fee shall be payable immediately.

SECTION 9.  Conditions to Effectiveness.  This Amendment shall become effective as of August 10, 2005 (the “Amendment Effective Date”), when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Parent Borrower and the Subsidiaries and the Required Lenders, (b) the representations and warranties set forth in Section 7 hereof are true and correct, (c) the Parent Borrower shall have received not later than November 1, 2005, gross cash proceeds of at least $100,000,000 from the issuance of the Senior Notes and (d) all fees and expenses submitted to the Parent Borrower and the Subsidiaries and required to be paid or reimbursed by the Parent Borrower and the Subsidiaries under or in connection with this Amendment or the Credit Agreement (including (i) the Amendment Fee specified in Section 8 above, (ii) all reasonable invoiced fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel to the Administrative Agent, and (iii) all other reasonable fees and expenses of the Administrative Agent due and owing as of the date first above written) have been paid or reimbursed by the Parent Borrower.

SECTION 10.  Credit Agreement.  Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrowers under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.

SECTION 11.  Applicable Law; Waiver of Jury Trial.  (A) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(B)  EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 12.  Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.  Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 13.  Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

MAC-GRAY CORPORATION,

by	/s/ Michael Shea
	Name:	Michael Shea
	Title:	Executive Vice President and
Chief Financial Officer

MAC-GRAY SERVICES, INC.,

by	/s/ Michael Shea
	Name:	Michael Shea
	Title:	Vice President and Treasurer

INTIRION CORPORATION,

by	/s/ Michael Shea
	Name:	Michael Shea
	Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

by	/s/ Peter M. Killea
Name: Peter M. Killea
Title: Vice President

KEYBANK NATIONAL ASSOCIATION, individually and as Syndication Agent,

by	/s/ Eric Nyoren
Name: Eric Nyoren
Title: Vice President

HSBC BANK USA, N.A., individually and as Co-Documentation Agent,

by	/s/ Manuel Burgueño
Name: Manuel Burgueño
Title: Vice President, RM

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Co-Documentation Agent,

by	/s/ Michael R. Norris
Name: Michael R. Norris
Title: Senior Vice President

BANK NORTH, N.A., as Co- Documentation Agent,

by	/s/ Jeffrey R. Westling
Name: Jeffrey R. Westling
Title: Senior Vice President

LASALLE BANK, N.A.,

by	/s/ Henry L. Petrillo
Name: Henry L. Petrillo
Title: Senior Vice President

CAMBRIDGE SAVINGS BANK,

by	/s/ Michael St. Jean
Name: Michael St. Jean
Title: Vice President

EASTERN BANK,

by	/s/ Joseph V. Leary
Name: Joseph V. Leary
Title: Vice President

SOVEREIGN BANK,

by	/s/ Penny Garver
Name: Penny Garver
Title: Senior Vice President